                                                                   EXHIBIT 10.11


                               TENTH AMENDMENT TO
                           SIXTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

         As of January 28, 2000, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Sixth Amended and Restated Limited Partnership Agreement, dated March 18, 1998 (as amended by the first amendment thereto dated April 1, 1998, the second amendment thereto dated April 3, 1998, the third amendment thereto dated April 16, 1998, the fourth amendment thereto dated May 20, 1998, the fifth amendment thereto dated July 16, 1998, the sixth amendment thereto dated August 31, 1998, the seventh amendment thereto dated October 21, 1998, the eighth amendment thereto dated October 30, 1998 and the ninth amendment thereto dated November 5, 1998) (collectively the "PARTNERSHIP AGREEMENT"), does hereby amend the Partnership Agreement as follows:

         Capitalized terms used but not defined in this Tenth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

         1. ADDITIONAL LIMITED PARTNERS. The Persons identified on EXHIBIT 1A hereto are hereby admitted to the Partnership as Additional Limited Partners or Substituted Limited Partners owning the number of Units and having made the Capital Contributions set forth on such EXHIBIT 1A. Such persons hereby adopt the Partnership Agreement. The undersigned acknowledges that those of the Persons identified on EXHIBIT 1A hereto that are Substituted Limited Partners have received their Partnership Interests from various Additional Limited Partners, and the undersigned hereby consents to such transfers.

         2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

         3. RATIFICATION. Except as expressly modified by this Tenth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned has executed this Tenth Amendment as of the date first written above.

                                      FIRST INDUSTRIAL REALTY TRUST, INC.,
                                      as sole general partner of the Partnership


                                      By: /s/   Michael J. Havala
                                         ---------------------------------------
                                         Name: Michael J. Havala
                                         Title:  Chief Financial Officer

                                   EXHIBIT 1A

                           ADDITIONAL LIMITED PARTNERS

Additional or Substituted            Allocated                    Allocated
     Limited Partner              Number of Units           Capital Contribution
-------------------------         ---------------           --------------------

John E. De B. Blockey
  Revocable Living Trust                17                      $     407.85
Robert W. Holman Jr.                     8                            191.57
Paul T. Lambert                          8                            191.57
J. Stanley Mattison                      8                            191.57
Eileen Millar                           17                            407.85
Kris Nielsen                            17                            407.85
James C. Reynolds                        8                            191.57
Jay H. Shidler                         109                          2,617.06
Michael T. Tomasz                    1,095                         26,288.03

                                   EXHIBIT 1B

                              SCHEDULE OF PARTNERS

      GENERAL PARTNER                                                                                             NUMBER OF UNITS
      ---------------                                                                                             ---------------
      First Industrial Realty Trust, Inc.                                                                              30,892,739
      LIMITED PARTNERS                                                                                            NUMBER OF UNITS
      ----------------                                                                                            ---------------

      Aimee Freyer Lifetime Trust dated 11/1/65                                                                             2,384
      Daniel R. Andrew, TR of the Daniel R. Andrew Trust UA Dec 29 92                                                     137,489
      Charles T. Andrews                                                                                                      754
      Gordon E. Atkins                                                                                                      2,767
      William J. Atkins                                                                                                    22,381
      E. Donald Bafford                                                                                                     3,374
      William Baloh                                                                                                         8,582
      Edward N. Barad                                                                                                       1,141
      UA dated April 11, 1996 Blurton 1996 Revocable Family Trust
      James Bolt                                                                                                            6,048
      Harriett Bonn, Trustee U/A dated 3/5/97 FBO The Harriet Bonn Revocable Living Trust                                  24,804
      Michael W. Brennan                                                                                                    3,806
      Robert Brown                                                                                                          2,123
      Henry D. Bullock & Terri D. Bullock & Shawn Stevenson TR of the Bullock Childrens Education Trust
      UA Dec 20 94, FBO Benjamin Dure Bullock                                                                               2,670
      Henry D. Bullock & Terri D. Bullock & Shawn Stevenson TR of the Bullock Childrens Education Trust
      UA Dec 20 94, FBO Christine Laurel Bullock                                                                            2,670
      Henry D. Bullock & Terri D. Bullock TR of the Henry D. & Terri D. Bullock Trust UA Aug 28 92                          6,766
      Edward Burger                                                                                                         9,261
      Calamer Inc.                                                                                                          1,233
      Perry C. Caplan                                                                                                       1,388
      Carol P. Freyer Lifetime Trust dated 11/1/72                                                                          2,384
      The Carthage Partners LLC                                                                                            34,939
      Cliffwood Development Company                                                                                        64,823

      LIMITED PARTNERS                                                                                            NUMBER OF UNITS
      ----------------                                                                                            ---------------
      Collins Family Trust dated 5/6/69                                                                                   162,985
      Kelly Collins                                                                                                        11,116
      Michael Collins                                                                                                      17,369
      Charles S. Cook and Shelby H. Cook, tenants in the entirety                                                             634
      Caroline Atkins Coutret                                                                                               7,327
      David Cleborne Crow                                                                                                   5,159
      Gretchen Smith Crow                                                                                                   2,602
      Michael G. Damone, TR of the Michael G. Damone Trust UA Nov 4 69                                                    144,296
      Robert L. Denton                                                                                                      6,286
      W Allen Doane Trust U/A 05/31/91                                                                                      4,416
      Timothy Donohue                                                                                                       1,000
      Darwin B. Dosch                                                                                                       1,388
      Charles F. Downs                                                                                                      1,508
      Greg and Christina Downs, joint tenants                                                                                 474
      Gregory Downs                                                                                                            48
      Draizin Family Partnership, LP                                                                                      357,896
      Joseph S. Dresner                                                                                                   149,531
      James Kozen, trustee U-A dated 02/24/86                                                                              33,031
      Farlow Road Associates Limited Partnership                                                                            2,751
      Fourbur Family Co., L.P.                                                                                            588,273
      Gamma Three Associates Limited Partnership                                                                            3,338
      Dennis G. Goodwin and Jeannie L. Goodwin, tenants in the entirety                                                     6,166
      Clay Hamlin & Lynn Hamlin, joint tenants with rights of survivorship                                                 15,159
      Highland Associates Limited Partnership                                                                              69,039
      Robert W. Holman Jr.                                                                                                150,154
      Holman/Shidler Investment Corporation                                                                                22,079
      Steven B. Hoyt                                                                                                      175,000
      Internal Investment Company                                                                                           3,016
      Frederick K. Ito & June Y Ito Trustees U-A Dated 9/9/98 FBO The June Y I Ito Trust                                    1,940
      Frederick K. Ito Trustee U-A Dated 9/9/98 FBO The Frederick K. Ito Trust                                              1,940
      The Jack Friedman Revocable Living Trust UA March 23, 1978                                                           26,005
      Michael W. Jenkins                                                                                                      117
      Jernie Holdings Corp.                                                                                               180,499
      John E. De B. Blockey Trust                                                                                           8,310
      Nourhan Kailian                                                                                                       2,183


      LIMITED PARTNERS                                                                                            NUMBER OF UNITS
      ----------------                                                                                            ---------------
      Peter Kepic                                                                                                           9,261
      Lambert Investment Corporation                                                                                       13,606
      Paul T. Lambert                                                                                                      39,757
      Constance Lazarus                                                                                                   417,961
      Jerome Lazarus                                                                                                       18,653
      Princeton South at Lawrenceville LLC                                                                                  4,426
      Shidler Equities LP                                                                                                 254,541
      Duane Lund                                                                                                              617
      R. Craig Martin                                                                                                         754
      J. Stanley Mattison                                                                                                      20
      Eileen Millar                                                                                                         2,939
      The Milton Dresner Revocable Trust UA October 22, 1976                                                              149,531
      Peter Murphy                                                                                                         56,184
      Anthony Muscatello                                                                                                   81,654
      Joseph Musti                                                                                                          1,508
      Dean A. Nachigall                                                                                                    10,076
      New Land Associates Limited Partnership                                                                               1,664
      North Star Associates Limited Partnership                                                                            19,333
      Arden O'Connor                                                                                                       13,845
      Peter O'Connor                                                                                                       66,181
      Princeton South at Lawrenceville One                                                                                  4,426
      Eduardo Paneque                                                                                                       2,000
      Partridge Road Associates Limited Partnership                                                                         2,751
      Jack F. Ream                                                                                                          1,071
      Glenn C. Rexroth and Linda A. Rexroth, as tenants in the entirety                                                     2,142
      James C. Reynolds                                                                                                    40,162
      Andre G. Richard                                                                                                      1,508
      RJB Ford City Limited Partnership                                                                                   158,438
      RJB II Limited Partnership                                                                                           40,788
      Edward C. Roberts and Rebecca S. Roberts, tenants in the entirety                                                     8,308
      W.F.O. Rosenmiller                                                                                                      634
      Edward Jon Sarama                                                                                                       634
      Shadeland Associates Limited Partnership                                                                             42,976
      Shadeland Corporation                                                                                                 4,442
      Jay H. Shidler                                                                                                       67,093
      Jay H. Shidler and Wallette A. Shidler, tenants in the entirety                                                       1,223
      Shidler Equities LP                                                                                                 254,541
      Michael B. Slade                                                                                                      2,829

      LIMITED PARTNERS                                                                                            NUMBER OF UNITS
      ----------------                                                                                            ---------------
      Kevin Smith                                                                                                          13,571
      SRS Partnership                                                                                                       2,142
      Robert Stein UA Dated May 21, 1996 FBO Robert Stein                                                                  63,630
      S. Larry Stein                                                                                                       63,630
      Jonathan Stott                                                                                                       80,026
      Thelma C. Gretzinger Trust                                                                                              450
      Michael T. Tomasz                                                                                                    26,942
      Barry L. Tracey                                                                                                       2,142
      Worlds Fair Partners Limited Partnership                                                                              1,664
      Rand H. Falbaum                                                                                                      17,022
      Elizabeth Fitzpatrick                                                                                                 3,800
      Fred Trust dated 6/16/77                                                                                                653
      Carol P. Freyer                                                                                                      12,173
      Lee Karen Freyer                                                                                                     10,665
      Aimee Freyer-Valls                                                                                                   12,173
      David Fried                                                                                                           1,326
      Ester Fried                                                                                                           3,177
      J. Peter Gaffney                                                                                                        727
      Gerlach Family Trust dated 6/28/85                                                                                      874
      Patricia O. Godchaux                                                                                                  9,387
      Timothy Gudim                                                                                                        10,298
      H/Airport GP Inc.                                                                                                     1,433
      Vivian Hack                                                                                                          22,522
      Martha J. Harbinson                                                                                                   3,329
      Turner Harshaw                                                                                                        1,132
      Cathleen Hession                                                                                                      3,137
      Howard Trust dated 4/30/79                                                                                              653
      L. Chris Johnson                                                                                                      3,196
      Johnson Living Trust dated 2/18/83                                                                                    1,078
      Charles Mark Jordan                                                                                                      57
      JPG Investment                                                                                                          919
      Lee Karen Freyer Lifetime Trust dated 11/1/65                                                                         2,384
      Georgia Leonard                                                                                                         664
      Robert Leonard III                                                                                                    6,317
      Steve Leonard                                                                                                        39,645
      Leslie A. Rubin LTD                                                                                                   4,048
      Henry E. Mawicke                                                                                                        636
      Richard McClintock                                                                                                      623
      McElroy Management Inc.                                                                                               5,478
      MCS Properties, Inc.                                                                                                  5,958
      Lila Atkins Mulkey                                                                                                    7,327

      LIMITED PARTNERS                                                                                            NUMBER OF UNITS
      ----------------                                                                                            ---------------
      James Muslow, Jr.                                                                                                     4,911
      Adel Nassif                                                                                                           5,218
      Kris Nielson                                                                                                             28
      Catherine A. O'Brien                                                                                                    832
      Martha E. O'Brien                                                                                                       832
      Steve Ohren                                                                                                          33,366
      Pacifica Holding Company                                                                                             97,870
      Sybil T. Patten                                                                                                       1,816
      Betty S. Phillips                                                                                                     3,912
      Jeffrey Pion                                                                                                          2,879
      Pipkin Family Trust dated 10/6/89                                                                                     3,140
      Robert J. Powers                                                                                                     37,674
      Manor Properties                                                                                                    143,408
      Robert S. Hood Living Trust dated 1/9/90 & Amended 12/16/96                                                           3,591
      James Sage                                                                                                            2,156
      Kathleen Sage                                                                                                         3,350
      Wilton Wade Sample                                                                                                    5,449
      Sealy & Company, Inc.                                                                                                37,119
      Sealy Florida, Inc.                                                                                                     675
      Mark P. Sealy                                                                                                         8,451
      Sealy Real Estate Services, Inc.                                                                                    148,478
      Scott P. Sealy                                                                                                       40,902
      Marilyn Rangel IRA dated 2/5/86                                                                                         969
      Siskel Family Partnership                                                                                            11,359
      Siskel Revocable Trust 1987 dated 4/17/1987                                                                          10,087
      Trustee U/A Dated 3/06/98 FBO The Suzanne E. Siskel & Peter Gajewski Community Property Trust                         3,802
      Steve Smith                                                                                                             386
      Sterling Alsip Trust dated August 1, 1989                                                                               794
      Sterling Family Trust dated 3/27/80                                                                                   3,559
      Donald C. Thompson                                                                                                   39,243
      TUT Investments I LLC                                                                                                 5,274
      William S. Tyrrell                                                                                                    2,906
      Virginia B. and Norton Sharpe Living Trust UDT dated 4/26/96                                                         12,055
      Steve Walbridge                                                                                                         338
      William B. Wiener, Jr.                                                                                               41,119
      Patricia Wiener-Shifke                                                                                               12,944
      William J. Mallen Trust dated 4/29/94                                                                                 8,016
      Fred Wilson                                                                                                          35,787
      Woslum, Inc.                                                                                                          2,427

      LIMITED PARTNERS                                                                                            NUMBER OF UNITS
      ----------------                                                                                            ---------------
      Johannson Yap                                                                                                         1,680
      Gerald & Sharon Zuckerman                                                                                               615
      Stephen Mann                                                                                                         12,017
      Stanley Gruber                                                                                                       30,032
      Seymour Israel                                                                                                       15,016
      J. O'Neil Duffy, Sr.                                                                                                    513
      James O. Duffy, Jr.                                                                                                     513
      Garrett E. Sheehan                                                                                                      513
      Sam Shamie Trust Agreement dated March 16, 1978, as restated on November 16, 1993                                   422,340
      Richard H. Zimmerman Living Trust dated October 15, 1990, as amended                                                 58,988
      Keith J. Pomeroy Revocable Trust Agreement, dated December 13, 1976, as amended and restated on
      June 28, 1995                                                                                                       128,783
      Enid Barden Trust of June 28, 1995                                                                                   23,088
      Sam L. Yaker Revocable Trust Agreement dated February 14, 1984                                                       37,780
      Armenag Kalaydjian Revocable Trust Agreement dated February 28, 1984                                                 27,079
      RBZ LLC                                                                                                                 155
      KEP LLC                                                                                                              78,873
      H L Kaltenbacher P P K Kaltenbacher & J K Carr  - Joseph C. Kaltenbacher Credit Shelter Trust                         1,440
      ESAA Associates Limited Partnership                                                                                  24,217
      Paul F. Obrecht, Jr.                                                                                                  5,289
      Richard F. Obrecht                                                                                                    5,289
      Thomas F. Obrecht                                                                                                     5,289
      George F. Obrecht                                                                                                     5,289
      Joan R. Kreiger Revocable Trust                                                                                      15,184
      William L. Kreiger, Jr.                                                                                               3,374
      Elmer H. Wingate                                                                                                      1,688
      Apollo/Pacifica Bryant LLC                                                                                           42,977
      Edwin and Cathleen Hession                                                                                            7,987
      D.W. Sivers Co.                                                                                                     118,265
      Sivers Investment Partnership                                                                                       283,500
      Sivers Family Real Property Limited Liability Company                                                                12,062
      Wendell C. Sivers Marital Trust u/w/d February 20, 1981                                                              13,385
      Dennis W. Sivers                                                                                                     27,636
      Jack H. Kulka                                                                                                           330

      LIMITED PARTNERS                                                                                            NUMBER OF UNITS
      ----------------                                                                                            ---------------
      Babette Kulka                                                                                                           330
      Jeffrey L. Greenberg                                                                                                    330
      Martin Eglow                                                                                                            330
      James J. Warfield                                                                                                       330
      Leland A. and Margery Ann Hodges                                                                                     55,000
      Kerry Acker                                                                                                             154
      Sanders H. Acker                                                                                                        307
      The Arel Company                                                                                                        307
      Andrew T. Bauer                                                                                                         546
      Emil Billich                                                                                                             77
      Alvin R. Brown & Helen Brown                                                                                            307
      Ernestine Burstyn                                                                                                     5,007
      Magdalena G. Castleman                                                                                                  307
      Chester A. Latcham & Co.                                                                                              2,493
      Terrance C. Claassen                                                                                                  1,095
      Community Foundation of North Texas Inc.                                                                              4,000
      Roslyn Greenberg 1992 Trust                                                                                           2,250
      Steven Dizio and Helen Dizio, joint tenants                                                                          12,358
      Timothy Donohue                                                                                                       1,000
      Rowena Finke                                                                                                            154
      Nancy Gabel                                                                                                              14
      Martin Goodstein                                                                                                        922
      Stanley Greenberg and Florence Greenberg, joint tenants                                                                 307
      Melissa C. Gudim                                                                                                     24,028
      H L Investors LLC                                                                                                     4,000
      Frank Harvey                                                                                                          2,501
      Edwin Hession and Cathleen Hession, joint tenants                                                                     7,979
      Leland A. Hodges and Margery Ann Hodges Jt. Ten                                                                      55,000
      Andrew Holder                                                                                                            97
      Ruth Holder                                                                                                           2,612
      Jerry Hymowitz                                                                                                          307
      Karen L. Hymowitz                                                                                                       154
      Jack Friedman Revocable Living Trust U/A 3/23/78                                                                     26,005
      Thomas Johnson Jr. and Sandra L. Johnson; tenants in the entirety                                                     2,142
      Sarsh Katz                                                                                                              307
      Carol F. Kaufman                                                                                                        166
      Jack Kindler                                                                                                          1,440

      LIMITED PARTNERS                                                                                            NUMBER OF UNITS
      ----------------                                                                                            ---------------
      Kirshner Family Trust #1 Dated 4/8/76 Bertron & Barbara Kirshner Trustees                                            29,558
      Kirshner Trust #4 FBO Todd Kirshner Dated 12/30/76 Bertron Kirshner Trustee                                          20,258
      Arthur Kligman                                                                                                          307
      Lincoln Trust Co. Cust. for Marvin Kolpack                                                                              994
      Susan Lebow                                                                                                             740
      Aaron Leifer                                                                                                          4,801
      H P Family Group LLC                                                                                                103,734
      J P Trusts LLC                                                                                                       35,957
      L P Family Group LLC                                                                                                102,249
      Barbara Lusen                                                                                                           307
      Kris Nielsen                                                                                                             45
      North Texas Public Broadcasting, Inc.                                                                                 1,000
      P & D Partners LP                                                                                                     1,440
      Peegee LP                                                                                                             4,817
      Lawrence Peters                                                                                                         960
      Peter M. Polow                                                                                                          557
      Francis Pomar                                                                                                         8,338
      Abe Punia & Constance Punia, joint tenants                                                                              307
      R E A Associates                                                                                                      8,908
      Richard Rapp                                                                                                             23
      Seymour D. Reich                                                                                                        154
      Henry J. Satsky                                                                                                       2,708
      Debbie B. Schneeman                                                                                                     740
      Norma A. Schulze                                                                                                        307
      Arnold R. Sollar, Executor of The Estate of Dorothy Sollar                                                              307
      Spencer and Company                                                                                                     154
      Victor Strauss                                                                                                           77
      Mitchell Sussman                                                                                                        410
      Steve Walbridge                                                                                                         338
      WSW 1998 Exchange Fund LP                                                                                            32,000

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